MPS

Investor Day 2025

March 20, 2025

MPS

Safe Harbor Statement

Statements made in this presentation contains forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Listeners to the conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, continued uncertainties in the global economy, including due to the Russia-Ukraine and Middle East conflicts, inflation, consumer sentiment and other factors; adverse events arising from orders or regulations of governmental entities, including such orders or regulations that impact our customers or suppliers, and adoption of new or amended accounting standards; adverse changes in laws and government regulations such as tariffs on imports of foreign goods, export regulations and export classifications, and tax laws or the interpretation of same, including in foreign countries where MPS has offices or operations; the effect of export controls, trade and economic sanctions regulations and other regulatory or contractual limitations on our ability to sell or develop our products in certain foreign markets, particularly in China; our ability to obtain governmental licenses and approvals for international trading activities or technology transfers, including export licenses; acceptance of, or demand for, our products, in particular the new products launched recently, being different than expected; our ability to increase market share in our targeted markets; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies (including as a result of any continuing impact from the Russia-Ukraine and Middle East conflicts); our ability to efficiently and effectively develop new products and receive a return on our research and development expense investment; our ability to attract new customers and retain existing customers; our ability to meet customer demand for our products due to constraints on our third-party suppliers' ability to manufacture sufficient quantities of our products or otherwise; our ability to expand manufacturing capacity to support future growth; adverse changes in production and testing efficiency of our products; any political, cultural, regulatory, economic, foreign exchange and operational changes in China, where a significant portion of our manufacturing capacity comes from; any market disruptions or interruptions in our schedule of new product development releases; our ability to manage our inventory levels; adequate supply of our products from our third-party manufacturing partners; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature, and our ability to adjust our operations to address such changes or developments; the ongoing consolidation of companies in the semiconductor industry; competition generally and the increasingly competitive nature of our industry; our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on our financial performance if its tax and litigation provisions are inadequate; our ability to effectively manage our growth and attract and retain qualified personnel; the effect of epidemics and pandemics on the global economy and on our business; the risks associated with the financial market, economy and geopolitical uncertainties, including the Russia-Ukraine and Middle East conflicts; and other important risk factors identified under the caption "Risk Factors" and elsewhere in our Securities and Exchange Commission ("SEC") filings, including, but not limited to, our Annual Report on Form 10-K filed with the SEC on March 3, 2025. The forward-looking statements made during this webinar represent our projections and current expectations, as of the date hereof, not predictions of actual performance, and should not be unduly relied upon. We assume no obligation to update the information presented in this webinar.

Investor Day 2025

Envisioning What's Next

Michael Hsing
President & CEO

MPS

MPS

Outstanding Organic Revenue & Operational Growth


Non-GAAP
EPS $20
$16
$12
$8
$4
$582M
$628M
$844M
$1,208M
$1,794M
$1,821M
$2,207M
$2,611M*
2018
2019
2020
2021
2022
2023
2024
2025
Revenue
EPS
*2025 Wall Street analyst average revenue

+24.9%

MPS Revenue CAGR
SIA CAGR: 5.1%

$640M

Stock Repurchase
Current Authorization: $500M

>400%

Increase in Quarterly Dividend
From Q1'18 to Q1'25

>$1.5B

Total Cash Returned to Shareholders
'18-'24 dividend & buyback

Includes non-GAAP measures. Reconciliations of non-GAAP measures to the closest GAAP measure can be found at the end of this presentation.

* Source: Yahoo Finance. 2025 Wall Street estimate should not be considered as a management forecast

MPS

MPS Global Footprint


MPS Global Offices Today
R&D Centers
Manufacturing Partners Today

MPS

End Customer Diversity

>30K

End Customers


20%
Rest of World
43%
USA
37%
China

End Customer by Geography

MPS

Growth Drivers by End Market

Enterprise Data

- AI Accelerators
  - GPU
  - ASIC
  - Tensor Processor
- Cloud Computing
- CPU Servers and Workstations

Automotive

- ADAS
- BMS / Traction Inverters
- Digital Cockpit / Lighting
- Body Control
- 48V
- Audio

Industrial

- Smart Meters
- Factory & Building Automation
- Robotics / Physical AI
- Medical / Health Care
- Security
- Clean energy

Storage and Computing

- AI at the Edge
- Notebooks
- SSD / HDD
- DDR 5 / HBM

Communications

- 5G and Wireless
- Base Stations
- Networking
- Optical

Consumer

- Home Appliances
- Gaming
- Augmented Reality
- Audio

MPS

Product Families

Power Management

- Switching Converters & Controllers
- Multi-Phase Controllers & Intelli-Phase
- Power Management IC (PMIC)
- **Data Center**
- Power Protection
- Power Over Ethernet (PoE)
- Display Power and Control
- USB, Load & Analog Switches
- LDO & Voltage Supervisory
- MOSFET Drivers

Isolation

- Isolated Gate Drivers
- Digital Isolators
- Digital Isolators with Integrated Power
- Isolated DC/DC Converters & Modules
- Controllers

Class-D Audio

- **Digital Controllers & Processors**
- Analog Input
- PWM Input Power Drivers

Battery Management

- Chargers
- Battery Monitors & Protectors
- Fuel Gauges
- Active Balancers
- Switched Capacitor Converters

Motor Drivers & Motor Controllers

- Stepper Motor Drivers
- BLDC Pre Drivers and Integrated Solutions
- Brushed DC / Solenoid Drivers
- Fan Drivers
- Servo, BLDC Motor Controllers

Inductors

- Shielded Optimized for MPS DC DC
- Molded Optimized for MPS DC DC

Power Modules

- Power Modules (Integrated Inductor)
- Isolated DC/DC Converters & Modules
- 48V Modules
- Intelli-Module

Automotive (AECQ Grade)

- Switching Converters and Controllers AECQ Grade
- Load Switches and Supervisors
- Motor Drivers
- Power Modules
- USB Charging Port
- LED Driver
- LDO
- Half-Bridge
- Backlight Drivers (WLED)

Analog

- Ultrasound Multiplexers
- Precision Analog

Data Converters

- Delta-Sigma ADCs
- SAR ADCs

Sensors

- Angular Position Sensors
- Current Sensors
- 3D (XYZ) Position Sensors

AC-DC

- HV Buck Regulators and Smart LDO
- Flyback
- PFC/LLC Controllers
- Synchronous Rectifiers
- LED Lighting & Illumination
- Power Savers

Complete Solution Boards

- PoE
- Motors
- Battery Management
- USB

Product Families

Power Management

- Switching Converters & Controllers
- Multi-Phase Controllers & Intelli-Phase
- Power Management IC (PMIC)
- Data Center
- Power Protection
- Power Over Ethernet (PoE)
- Display Power and Control
- USB, Load & Analog Switches
- LDO & Voltage Supervisory
- MOSFET Drivers

Isolation

- Isolated Gate Drivers
- Digital Isolators
- Digital Isolators with Integrated Power
- Isolated DC/DC Converters & Modules
- Controllers

Class-D Audio

- Digital Controllers & Processors
- Analog Input
- PWM Input Power Drivers

Battery Management

- Chargers
- Battery Monitors & Protectors
- Fuel Gauges
- Active Balancers
- Switched Capacitor Converters

Motor Drivers & Motor Controllers

- Stepper Motor Drivers
- BLDC Pre Drivers and Integrated Solutions
- Brushed DC / Solenoid Drivers
- Fan Drivers
- Servo, BLDC Motor Controllers

Inductors

- Shielded Optimized for MPS DC DC
- Molded Optimized for MPS DC DC

Power Modules

- Power Modules (Integrated Inductor)
- Isolated DC/DC Converters & Modules
- 48V Modules
- Intelli-Module

Automotive (AECQ Grade)

- Switching Converters and Controllers AECQ Grade
- Load Switches and Supervisors
- Motor Drivers
- Power Modules
- USB Charging Port
- LED Driver
- LDO
- Half-Bridge
- Backlight Drivers (WLED)

Analog

- Ultrasound Multiplexers
- Precision Analog

Data Converters

- Delta-Sigma ADCs
- SAR ADCs

Sensors

- Angular Position Sensors
- Current Sensors
- 3D (XYZ) Position Sensors

AC-DC

- HV Buck Regulators and Smart LDO
- Flyback
- PFC/LLC Controllers
- Synchronous Rectifiers
- LED Lighting & Illumination
- Power Savers

Complete Solution Boards

- PoE
- Motors
- Battery Management
- USB

50%

of MPS SAM

Investor Day 2025

Computing Power Evolution

Jinghai Zhou
VP of Cloud Computing

MPS

MPS Investor Day 2018



Why MPS is Winning?
Solution Size
Frequency (MHz)
1400
1200
1000
800
600
400
200
0
Available Space
CMP
MPS
MPS
CMP
2017
2018
2019
2020
While Others Hitting Size and Frequency Boundaries, MPS Monolithic Solution Takes Off

MPS

MPS Investor Day 2018

Ready for the 48V Power Architecture for Data Centers


VR
43-60V
Digital Controlled Resonant (DCX)
4.3-6V
Multi-Mega Hertz Multi-Phase VR
1-1.8V
intel inside
Xeon

2-Stage Structure

- **Simplicity –** well-understood architecture
- **Scalability –** can address different power levels
- **Transient performance –** independent second-stage offers superior performance
- **Interchangeability –** each stage can be upgraded independently
- **Efficiency. Size. Cost – Optimized.**

Intel image source: https://en.wikipedia.org/wiki/Xeon#/media/File:Intel_xeon_inside.jpg

MPS

MPS Investor Day 2018


Great Technology Wins Its Own Way
CPUs
Grantley
Purley
*$20 Per CPU
Whitley
*>$30 Per CPU
Gaming SOCs
GPUs
FPGA Accelerators
ARM
Tensor
Worldwide
OEMs & ODMs
2018
We Keep Our Promise to Provide Leading Edge Technologies!
* Typical Power IC cost, including associated DDR Power

MPS Investor Day 2018

GPU as an AI Engine Gets Power Hungry



* Source: Nvidia GPU Conference, 2017

AI Engine Powered by MPS QSMOD-
Integration Brings Unprecedented Feature Sets to the System

MPS

Outstanding Revenue Growth


$716M
$24M
2017
2018
2019
2020
2021
2022
2023
2024

+60%

MPS Enterprise Data CAGR

Since 2018

MPS

Leading the Next Wave of Computing Power

2018 Past Predictions:
Rise of monolithic power solutions and 48V architecture – delivered the solutions that shaped the industry.

Present Success:
Our Intelli-Phase and ZPD™ technologies – powering the world's most advanced AI and data centers.

Future Focus:
As power demands grow, we're solving the next wave of challenges: higher density, efficiency, and AI/ML rack power beyond 500kW.

MPS

Accelerating Power Demands: The New Normal


AI GPU/ASIC Power Consumption
Power(W)
2500
2000
1500
1000
500
0
2019
2020
2021
2022
2023
2024
2025
2026
2027

SoC Providers

- NVIDIA
- AMD
- Intel
- Marvell
- Broadcom

GPU Power: Driving Data Center Architectural Evolution


PDB
Power Modules & Discrete ICs
+/-400V → 48V
IBC
48V → 5V-12V
Core VR
AI SoC
Core
+/- 400V
48V
12V

PDB: Power distribution board
IBC: Intermediate bus converter

MPS

Intelli-Module
Second-Stage Core Power


Power Density
0.75A/mm²
Smaller Package
1.25A/mm²
Multiphase and C_{OUT} Integration
1.5A/mm²
Packaging Innovation
3A/mm²
2018
2020
2025
2026

Intelli-Phase
Monolithic One Die vs Five Dice



Monolithic Intelli-Phase



Discrete Die DrMOS

Z-Axis Power Delivery (ZPD™)


Processor
Power stage
150uΩ PDN
PCB
150uΩ PDN
Power stage
Processor
PCB
Power stage
30uΩ PDN
Power stage

Direct Power Ball Mapping (DPBM)


XPU Package
Accelerator Card PCB
Connector
Direct Power Ball Mapping Module
Connector
Base Board



Superior PDN Performance

AI/ML Rack Power: Trending Beyond 600kW in 2027


Next Gen
144 x 2,500W
GPUs
500kW
120kW
40kW
12kW
16 x 400W
GPUs
32 x 700W
GPUs
72 x 1,200W
GPUs
2021
2022
2023
2024
2025
2026
2027

AI/ML Rack Power: Trending Beyond 600kW in 2027



PDB
IBC
Core VR
AI SoC
+/- 400V
Power Modules & Discrete ICs
+/-400V → 48V
48V
48V → 5V-12V
12V
Core

PDB: Power distribution board
IBC: Intermediate bus converter

Recap: >$4B SAM and Rapidly Growing

Today → Tomorrow

CPU Server Board


CPU

GPU AI Server


mps

Rack



Data Center



Investor Day 2025

Driving the Future of Software-Defined Mobility

Allen Chen
VP of Automotive

MPS



Delivering on Our 2018 Commitments

- Growing beyond $53M revenue with strong design wins
- Ramping with top global tier 1 suppliers
- Diversifying business across automotive applications

MPS

Growing Beyond $53M Revenue With Strong Design Wins


$414M
$53M
$7.7M
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

+44%

MPS Automotive Revenue CAGR

Since 2013

Ramping With Top Global Tier 1 Suppliers

Number of Customers > $250k/y


50
145
2018
2024

Diversified Impact

Established | Expanding | Emerging



ADAS

Radar, Camera, LiDar, Self-driving Compute



Digital Cockpit

Infotainment, Cluster, HUD, USB Charging



Lighting

Matrix Headlamp, Dynamic Lighting, Interior



Body Electronics

HVAC, Seat, Lift Gate, Auto Door Handle, Moonroof



Battery Management

48V, HEV, EV

MPS

Strategically Positioned for What's Next

1 Billion+ Annually

Auto-grade devices shipped

Preferred Supplier

Top automotive OEMs & tier 1s

1,200+

Automotive products in our portfolio

MPS

Driving the Future of Software-Defined Mobility

- The Car Compute Era
- ADAS Sensor Proliferation
- Digital Cockpit
- High Voltage (800V+)
- 48V Transition

Car Compute: Smart, Safety-Capable Power Demands to Grow 10X


SUPERCHIP
ADAS
Safety Domain
Digital Cockpit

Centralized, **high performance computing**

ADAS and IVI functionality merging into single platform

SOC landscape is **hyper competitive**

Why MPS Wins



Automotive DrMOS Vertical Power Module

- **60% smaller layout**
- **Unrivaled performance, efficiency, and thermals**
- **Most widely adopted DrMOS for automotive – generations ahead**

MPS

ADAS Sensor: Higher Sensor Counts and Resolution Drive 3X Power Content Growth



Robotaxis and L3+ vehicles increasingly rely on **multimodal sensor symphonies**

Cameras, Radar, LiDAR combine for enhanced perception

Sensors need **ultra-compact power optimized** for thermal and EMI management

Why MPS Wins


UNITED STATES OF AMERICA
LIBERTY
IN GOD WE TRUST
QUARTER DOLLAR

MPS Radar Solution

- **4x smaller solution size**
- **8x faster operation**
- **Eliminates false artifacts**

MPS

Digital Cockpit: Powerful GPUs and Streaming Content Double Power Demands



Cockpit of the future is a **cinema-like environment**

High-bandwidth connectivity delivers AI-driven content, cloud gaming and a **bespoke user experience**

Sensor cocoon **monitors attention, safety, and mood**

Why MPS Wins


FET
FET
Driver IC

Competitor Discrete Solution


MPS Power

MPS Monolithic Solution

- **70% smaller board footprint**
- **50% fewer components needed**
- **Higher efficiency, cooler thermals**

MPS

High Voltage: Perfectly Positioned to Capture $B in Untapped TAM



Electrification still growing, varies widely by region

Battery architectures and fast charging networks continue **migrating from 400V to 800V**

Automakers striving for **vertical integration**

Advanced **power architectures** drive differentiation

Why MPS Wins


MPS
ABMS

800V ABMS

- **Reduces OEM software overhead**
- **Accelerates EV time to market**
- **Increases EV range**

MPS

48V Transition: Greenfield Opportunity Unlocks $B in New TAM with No Established Competition


Zone
Zone
Car Compute

12V vs 48V Power Distribution

48V adoption is a **when, not if**

Legacy 12V no longer adequate

48V is critical to meet **growing electronics demand**

48V + Zonal enable a more than **40% weight reduction** in wire harnessing

Why MPS Wins



MPSafe™ 2kW Zonal Power Module

- **Highest efficiency solution**
- **Scalable, easy to use module**
- **Enables faster 48V deployment**

MPS

From milliWatt to kilowatt, MPS Smart Power Enables Software-Defined Mobility:

- **Innovative Technology:** Enabling automakers to achieve more with less
- **System Solutions:** Aligned with high-potential trends for maximum impact
- **Diverse Pipeline:** Broad design wins across regions, applications, and customers
- **Growth Drivers:** Content gains and expanded TAM


$10.6B
Market SAM
$414M
2024 Revenue
$53M
2017
Revenue

Humanoid Robotics

Enabling the Next Generation of Intelligent Robots

Song Qu
Senior Director of Standard Analog

MPS

Automation is a Multi-Billion Dollar TAM Opportunity


Logistics
Packaging
Robotics
CNC
Semiconductor Manufacturing
3D Printing

Multiple Content Opportunities

- Micro-Controllers, Processors
- Power Management
- Motor Drivers
- Battery Management
- Sensors

MPS

MPS Total Robotics Solution

$150

MPS Content

45

MPS Products


Shoulder
AI Power, ADAS and BMS
Elbow
Upper Arm
Waist & Pelvis
Forearm
Thigh
Dex Hands
Calf

MPS

Miniaturization



Dex Hands





Motor Integrated With:

- MCU
- 3-Phase Motor Driver
- Position Sensor
- DC/DC

Highly Integrated Solution

\+

Innovative Package

=

Smallest Coreless Motor in the World

Precision Control


MPS
MPS

What's Next in Robotics

Today

Tomorrow

End-to-End Solution Engineering



Partnership With Global Robotics Players



ADAS Solution For Physical AI



High-Power Wireless Charging



Audio

Unmatched Sound, Unrestricted Freedom

Song Qu
Senior Director of Standard Analog

MPS

MPS
+
axign

Opens up a new $1B market

Changing people's experience in their cars, homes, concert venues, and stadiums

Opportunity to leverage IP across end markets

MPS

Shaping the Future of Audio



High Fidelity Audio Performance

90% Reduction in Power Loss

Intelligent Noise Cancellation

Easy to Use Integrated Solution

Unmatched Sound, Unrestricted Freedom


AXIGN

Investor Day 2025

Battery Management

Powering the Green Energy Transition

Chris Sporck

Director of Battery Management

MPS

Powering the Green Energy Transition



Evolution of MPS Battery Management Systems

2021

1st Gen BMS

2022
1Mu Shipped

Fuel gauge with industry-leading accuracy

2023

Major design wins in energy storage market

2024
2nd Gen BMS

Design wins at largest e-bike customers



Today
Game-changing active balancer

Complete, turnkey BMS solution

MPS

Why MPS BMS Is Winning

Using system-level expertise to speed up design cycles and drive innovation


Battery Monitor + Protector
Full MCU firmware
Fuel Gauge
Active or Passive Balancing

Example MPS BMS Turn-key Solution for 48V and Stackable Modules

Innovation & Performance

- Fully validated and safety certified
- Industry-leading battery state-of-charge and health accuracy
- Supports higher voltages than competitors with fewer chips
- Innovative active balancing solution to increase runtime and battery life
- Reduced bill of materials through integration of features

Driving Incremental Future SAM

Expanding Share

Energy Storage



Datacenter & 5G Backup



E-Mobility



What's Next

Notebook



Automotive



Power Tools & Appliances



New Market Expansion: Notebook Battery Management

Monolithic battery charger delivering up to 50% faster charging in half the size

Traditional Discrete Solution

MPS Monolithic Solution


Dual-Phases
Integrated FETs



Integrated FETs and dual-phases enable:

- Higher efficiency
- Lower power consumption for ESG
- Cooler thermals for faster charging
- Thinner and smaller designs

Powering the Green Energy Transition



Investor Day 2025

Envisioning What's Next

Michael Hsing
President & CEO

MPS

E to E through eCommerce - 2018


MPS AI Algorithm
Ecommerce Website
Interactive Web-Based Design
User Input
Performance Verification
Order
CART
Auto Programming
Custom Parts
Delivered in Days

Building Automation:

A Need for Intelligent Controls in Living Spaces and Workplaces



BA100 Controller:
All-in-One AI Building Mimicking Nature


MPS


Window/Door Actuators
Sound System
LED Lighting Control
Window Shade Control
Airflow
Daylight Sensor
Occupancy Sensors/ Facial Recognition
Temperature/ Sensor Control Geothermal

MPS

AI Building Automation Enabler: BA100 Controller


MPS

Smart Control Made Simple

- **Control for 3,500 Sq Ft:** Manage lighting and automated shades for offices or homes
- **10–25% Energy Savings**: Smart optimization reduces energy costs
- **30% Installation Savings:** Low-voltage DC, no HVAC, or metal conduit—easy installation
- **Comfort & Well-being:** Color-changing lights, natural airflow, sound control mimics natural environment and daylight
- **Scalable Design:** Fit for small rooms or skyscrapers

Ultrasound:

Compact Size,
Superior Performance,
Innovative Care



First Ultrasound AI Enabler System Based on MPS Chip Sets and Software

Engineered for Innovation

- All-in-one software reconfigurable for:
  - Vascular
  - Abdomen
  - Cardiac
- GPU-based processor for AI diagnoses
- Advanced connectivity, telemedicine ready
- Better performance with lower cost


MPS

Commercial Opportunities


MPS

Hospital & Dr. Office



AI Diagnostic Telemedicine



Consumer Application



Veterinary



Financial Update

Bernie Blegen
EVP & CFO

MPS

MPS

Q1'25 Guidance

	Q1 Guidance from Feb 6, 2025
Revenue	$610M – $630M
Non-GAAP Gross Margin%	55.4% – 56.0%
Non-GAAP Operating Expenses	$126.9M – $130.9M
Non-GAAP Other Income	$5.8M - $6.2M
Non-GAAP Tax Rate	15%
Fully Diluted Shares	47.8M – 48.2M
Stock Based Comp	$55.0M – $57.0M

Includes non-GAAP measures. Reconciliations of non-GAAP measures to the closest GAAP measure can be found at the end of this presentation.
Opex excludes litigation expense

MPS

Updated Q1‘25 Guidance

	Q1’25 Guidance March 20, 2025
Revenue	$630M – $640M
Non-GAAP Gross Margin%	55.4% – 56.0%
Non-GAAP Operating Expenses	$131.6M – $135.6M
Non-GAAP Other Income	$5.8M - $6.2M
Non-GAAP Tax Rate	15%
Fully Diluted Shares	47.8M – 48.2M
Stock Based Comp	$55.0M – $57.0M

Includes non-GAAP measures. Reconciliations of non-GAAP measures to the closest GAAP measure can be found at the end of this presentation.
Opex excludes litigation expense

MPS

Target in 2018 vs. 2021 Actual

	2017 Actual	Financial Model From 2018	2021 Actual	2024 Actual
Revenue	**$0.47B**	20+% YoY growth	**$1.2B**	**$2.2B**
Gross Margin	**55.6%**	Mid to High 50's	**57.1%**	**55.8%**
Opex as a % of Revenue	**26.7%**	50-60% of annual revenue growth	**24.2%**	**20.9%**
Operating Margin	**28.6%**	--	**32.4%**	**34.6%**
Capital Allocation	**34%**	Return 30-40% of FCF to shareholders	**49%**	**137%**

Includes non-GAAP measures. Reconciliations of non-GAAP measures to the closest GAAP measure can be found at the end of this presentation.
Opex excludes litigation expense

MPS

Outstanding Organic Revenue & Operational Growth


Non-GAAP
EPS $20
$16
$12
$8
$4
$582M
$628M
$844M
$1,208M
$1,794M
$1,821M
$2,207M
$2,611M*
2018
2019
2020
2021
2022
2023
2024
2025
Revenue
EPS
*2025 Wall Street analyst average revenue

+24.9%

MPS Revenue CAGR
SIA CAGR: 5.1%

$640M

Stock Repurchase
Current Authorization: $500M

	2018	Today
Employees	>1700	>4000
Major Sites	4	8
Foundry Partners	5	13
Capacity	~$1B	~$4B
Products	>2000	>4000
Patents	>1100	>1900
Quarterly Dividend	$0.30	$1.56

Includes non-GAAP measures. Reconciliations of non-GAAP measures to the closest GAAP measure can be found at the end of this presentation.

* Source: Yahoo Finance. 2025 Wall Street estimate should not be considered as a management forecast

MPS

Above-Market Growth and Attractive Margin Profile


5 year Revenue CAGR
35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
20%
30%
40%
50%
60%
70%
80%
5 year Average Gross Margin
MPWR
IFX
ON
CRUS
NXPI
ADI
VSH
AOSL
DIOD
SWKS
POWI
SLAB
MXL
TXN
LSCC

* Bubble Size is 2024 revenue

Gross Margin data is Non-GAAP except where only GAAP reported (TXN, VSH, DIOD)

As of December 31, 2024
Source: Company public disclosures

MPS

Diversity of End Markets

% of Revenue	2018	2021	2024
Enterprise Data	7.2%	9.6%	32.5%
Storage and Computing	20.1%	21.2%	22.7%
Automotive	13.8%	16.9%	18.8%
Communication	12.1%	13.6%	10.2%
Consumer	31.6%	23.4%	9.1%
Industrial	15.2%	15.3%	6.7%

Technology Drives SAM Expansion


2015
2018
2025
Future
SAM
$10B
$16B
$27B
??
Auto BMS Solutions
Power Isolation / Rack Power
Multiphase Architecture for 5G infrastructure
High Voltage GaN IC/Module Solutions for Consumer
48V Auto Solutions
Active Balancer for Grid Storage
Mini-Phase and BMS Solutions for Notebooks
SiC Inverters for Green Energy
Analog to Digital Converters
Class D Audio DSPs and Smart Power for Consumer
Class D Audio for Auto
Power Solutions for Optical Modules
Z-Axis Power
DDR 5 Memory Solutions
Enterprise Data
Storage and Computing
Automotive
Communications
Industrial
Consumer

Source: Internal estimates

MPS

Diversified SAM Expansion

Market ($B)	2015 SAM	2018 SAM	2025 SAM
Automotive	$ 4.0	$ 6.0	$ 10.6
Cloud Compute / AI / Storage	0.8	1.0	4.0
Motor Drivers / Motion Control / Sensors	2.0	3.0	4.0
Other	3.2	6.5	8.9
Total MPS SAM	**$ 10.0**	**$ 16.5**	**$ 27.5**

Source: Internal estimates

MPS

2025 Non-GAAP Financial Goals

	2025 - 2027
Revenue	Exceed market by 10%-15%
Gross Margin	55%-60%
Opex	80%-90% of annual revenue growth
Cash Returned to Shareholders	40%- 50% of FCF

Goals are measured as of Dec 31 of each year
Market growth as measured by SIA

These values are goals and should not be considered as a management forecast for 2025 or future years
Cash return includes cash from dividends and share repurchases

Q&A

MPS

Non-GAAP Financial Measures

This presentation contains references to certain non-GAAP financial measures. Non-GAAP net income, non-GAAP net income per share, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP other income, net, non-GAAP operating income and non-GAAP income before income taxes differ from net income, net income per share, gross margin, operating expenses, other income, net, operating income and income before income taxes determined in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). Non-GAAP net income and non-GAAP net income per share exclude the effect of stock-based compensation and related expenses, which include stock-based compensation expense and employer payroll taxes in relation to the stock-based compensation, net deferred compensation plan expense, amortization of acquisition-related intangible assets and related tax effects. Non-GAAP net income and non-GAAP net income per share also exclude the recognition of a tax benefit granted to a foreign subsidiary. Non-GAAP gross margin excludes the effect of stock-based compensation and related expenses, amortization of acquisition-related intangible assets and deferred compensation plan expense. Non-GAAP operating expenses exclude the effect of stock-based compensation and related expenses, amortization of acquisition-related intangible assets and deferred compensation plan expense. Non-GAAP operating income excludes the effect of stock-based compensation and related expenses, amortization of acquisition-related intangible assets and deferred compensation plan expense. Non-GAAP other income, net excludes the effect of deferred compensation plan income. Non-GAAP income before income taxes excludes the effect of stock-based compensation and related expenses, amortization of acquisition-related intangible assets and net deferred compensation plan expense. Projected non-GAAP gross margin excludes the effect of stock-based compensation and related expenses, and amortization of acquisition-related intangible assets. Projected non-GAAP operating expenses exclude the effect of stock-based compensation and related expenses. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. The tables at the end of this presentation reconcile GAAP financial measures to non-GAAP financial measures MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS's core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS. See the GAAP to Non-GAAP reconciliations in the tables set forth at the end of this presentation.

Reconciliation of GAAP to Non-GAAP Measures

(Amounts in millions)

Fiscal Quarter	GAAP Operating Expenses	Stock-Based Compensation and Related Expenses[1]	Non-GAAP Operating Expenses
2025 Q1 Guidance (February)	$182.3 - $188.3	(53.3) – (55.3)	$129.0 - $133.0
2025 Q1 Guidance (March)	$184.9 - $190.9	(53.3) – (55.3)	$131.6 - $135.6

1. Stock-based compensation and related expenses include stock-based compensation expense and employer payroll taxes in relation to the stock-based compensation.

MPS

Reconciliation of GAAP to Non-GAAP Measures

(Amounts in percentages)

Fiscal Year	GAAP Operating Expenses as a % of Revenue	Stock-Based Compensation and Related Expenses[1]	Deferred Compensation Plan Expense	Net Litigation Expense	Non-GAAP Operating Expenses as a % of Revenue
2017	38.4%	(10.8)	(0.6)	(0.3)	26.7%
2021	35.0%	(9.9)	(0.4)	(0.5)	24.2%
2024	30.9%	(9.4)	(0.4)	(0.2)	20.9%

1. 2017 and 2021 exclude stock-based compensation related employer payroll taxes from non-GAAP measures due to immateriality.

Reconciliation of GAAP to Non-GAAP Measures

(Amounts in percentages)

Fiscal Year/Quarter	GAAP Gross Margin	Stock-Based Compensation and Related Expenses[1]	Deferred Compensation Plan Expense	Intangible Asset Amortization	Non-GAAP Gross Margin
2017	54.8%	0.4	- *	0.4	55.6%
2021	56.8%	0.3	- *	-	57.1%
2024	55.3%	0.3	0.1	0.1	55.8%
2025 Q1 Guidance	55.1% – 55.7%	0.3	- *	- *	55.4% - 56.0%

1. 2017 and 2021 exclude stock-based compensation related employer payroll taxes from non-GAAP measures due to immateriality.
* Immaterial and rounds to zero.

MPS

Reconciliation of GAAP to Non-GAAP Measures

(Amounts in percentages)

Fiscal Year	GAAP Operating Margin	Stock-Based Compensation and Related Expenses[1]	Deferred Compensation Plan Expense	Intangible Asset Amortization	Non-GAAP Operating Margin
2017	16.4%	11.2	0.6	0.4	28.6%
2021	21.7%	10.2	0.5	- *	32.4%
2024	24.4%	9.7	0.4	0.1	34.6%

1. 2017 and 2021 exclude stock-based compensation related employer payroll taxes from non-GAAP measures due to immateriality.
* Immaterial and rounds to zero.

MPS

Reconciliation of GAAP to Non-GAAP Measures

(Amounts in $/share)

Fiscal Year	GAAP Diluted EPS	Stock-Based Compensation and Related Expenses[1]	Deferred Compensation Plan Expense (Income)	Intangible Asset Amortization	Tax Effect of Non-GAAP Adjustments	Recognition of Tax Benefit Granted to Foreign Subsidiary	Non-GAAP Diluted EPS
2018	$2.36	1.36	0.01	0.02	(0.01)	-	$3.74
2019	$2.38	1.72	- *	- *	(0.22)	-	$3.88
2020	$3.50	1.82	0.02	- *	(0.30)	-	$5.04
2021	$5.05	2.58	0.02	- *	(0.20)	-	$7.45
2022	$9.05	3.33	(0.01)	- *	0.04	-	$12.41
2023	$8.76	3.07	0.02	- *	(0.07)	-	$11.78
2024	$36.59	4.36	0.01	- *	(0.55)	(26.32)	$14.12

1. 2018-2023 exclude stock-based compensation related employer payroll taxes from non-GAAP measures due to immateriality.
* Immaterial and rounds to zero.

MPS

Return to Shareholders

(Amounts in millions)

Fiscal Year	Stock Repurchases	Dividend and Dividend-Equivalents Paid	Cash Returned to Shareholders
2017	-	$33.9	$33.9
2021	-	$109.4	$109.4
2024	$636.2	$240.6	$876.8